Exhibit 99.1



                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549


                                  FORM 11-K


                Annual Report Pursuant to Section 15(d) of the
                       Securities Exchange Act of 1934


|X| Annual report pursuant to Section 15(d) of the Securities Exchange Act of 1934 - for the year ended December 31, 1997

                                      or

|_|   Transition report pursuant to Section 15(d) of the Securities Exchange
      Act of 1934 - for the transition period from       to

                         Commission file number 1-640


      A. Full title of the plan and the address of the plan, if different from that of the issuer named below:

                             NL INDUSTRIES, INC.
                           RETIREMENT SAVINGS PLAN

      B. Name of issuer of the securities held pursuant to the plan and the address of its principal executive office:

                             NL INDUSTRIES, INC.
                      16825 Northchase Drive, Suite 1200
                          Houston, Texas 77060-2544

                             NL INDUSTRIES, INC.
                           RETIREMENT SAVINGS PLAN

                                    INDEX



                                                                    Page

Signature Page                                                        2

Financial Statements and Supplemental Schedules
 with Report of Independent Accountants                          F-1 to F-18

Exhibit I - Consent of Independent Accountants

                                   SIGNATURE


      Pursuant  to  the   requirements  of  the  Securities  Act  of  1934,  the
Administrator has duly caused this Annual Report to be signed by the undersigned thereunto duly authorized.


                              NL INDUSTRIES, INC.
                              RETIREMENT SAVINGS PLAN

                        By:   NL INDUSTRIES, INC.
                              PENSION AND EMPLOYEE
                              BENEFITS COMMITTEE,
                              Administrator of
                              NL Industries, Inc.
                              Retirement Savings Plan


                        By:   /s/ Susan E. Alderton
                              Susan E. Alderton
                              PEBCO Committee Member


June 29, 1998

                             NL INDUSTRIES, INC.
                           RETIREMENT SAVINGS PLAN



      FINANCIAL STATEMENTS, FUND INFORMATION AND SUPPLEMENTAL SCHEDULES
                    WITH REPORT OF INDEPENDENT ACCOUNTANTS

                              December 31, 1997

                              NL INDUSTRIES INC.
                           RETIREMENT SAVINGS PLAN


                                     INDEX



                                                                      Page

Report of Independent Accountants                                      F-2

Financial Statements:

 Statements of Net Assets Available for Benefits with
  Fund Information - December 31, 1996 and 1997                    F-3 to F-6

 Statements of Changes in Net Assets Available for
  Benefits with Fund Information - Years ended
  December 31, 1996 and 1997                                       F-7 to F-10

 Notes to Financial Statements                                    F-11 to F-16

Supplemental Schedules:

 Item 27a - Schedule of Assets Held for Investment Purposes
  - December 31, 1997                                                 F-17

 Item 27d - Schedule of Reportable Transactions
  - Year ended December 31, 1997                                      F-18

All other schedules are omitted because they are not applicable or not required.

                       REPORT OF INDEPENDENT ACCOUNTANTS


To the Pension and Employee Benefits Committee of
NL Industries, Inc.:

      We have audited the accompanying statements of net assets available for benefits of the NL Industries, Inc. Retirement Savings Plan as of December 31, 1996 and 1997, and the related statements of changes in net assets available for benefits for the years then ended. These financial statements are the responsibility of NL's Pension and Employee Benefits Committee. Our responsibility is to express an opinion on these financial statements based on our audits.

      We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by NL's Pension and Employee Benefits Committee, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

      In our opinion, the financial statements referred to above present fairly, in all material respects, the net assets available for benefits of the NL Industries, Inc. Retirement Savings Plan as of December 31, 1996 and 1997, and the changes in net assets available for benefits for the years then ended in conformity with generally accepted accounting principles.

      Our audits were performed for the purpose of forming an opinion on the basic financial statements taken as a whole. The supplemental schedules, as listed on the accompanying index, are presented for the purpose of additional analysis and are not a required part of the basic financial statements but are supplementary information required by the Department of Labor's Rules and Regulations for Reporting and Disclosure under the Employee Retirement Income Security Act of 1974. The fund information in the statements of net assets available for benefits and the statements of changes in net assets available for benefits is presented for purposes of additional analysis rather than to present the net assets available for benefits and changes in net assets available for benefits of each fund. The supplemental schedules and fund information have been subjected to the auditing procedures applied in the audit of the basic financial statements and, in our opinion, are fairly stated, in all material respects, in relation to the basic financial statements taken as a whole.





                                          COOPERS & LYBRAND L.L.P.
Houston, Texas
June 22, 1998

                             NL INDUSTRIES, INC.
                           RETIREMENT SAVINGS PLAN

    STATEMENTS OF NET ASSETS AVAILABLE FOR BENEFITS WITH FUND INFORMATION

                              December 31, 1996



                                                               Fund Information
                                       -------------------------------------------------------
                                                                         AIM
                                       MFS Emerging     Templeton    International   AIM Value
                                       Growth Fund      World Fund    Equity Fund       Fund
                                       ------------     ----------   -------------   ----------

Investments at fair value:
  Common stock ....................     $     --       $     --       $     --       $     --
  Other securities ................      1,053,576        476,472        405,674        725,427
Employer contributions receivable .         51,737         34,693         23,202         33,185
Cash ..............................           --             --             --             --
                                        ----------     ----------     ----------     ----------

  Net assets available for benefits     $1,105,313     $  511,165     $  428,876     $  758,612
                                        ==========     ==========     ==========     ==========


                                                      Fund Information
                                      -------------------------------------------
                                                                       ML Global
                                       MFS Government    ML Equity     Allocation
                                      Securities Fund   Index Trust    Fund, Inc.
                                      ---------------   -----------    ----------

Investments at fair value:
  Common stock ....................     $     --       $     --       $     --
  Other securities ................        215,693        346,379        477,894
Employer contributions receivable .         11,014         21,451         25,031
Cash ..............................           --             --             --
                                        ----------     ----------     ----------

  Net assets available for benefits     $  226,707     $  367,830     $  502,925
                                        ==========     ==========     ==========

                             NL INDUSTRIES, INC.
                           RETIREMENT SAVINGS PLAN

              STATEMENTS OF NET ASSETS AVAILABLE FOR BENEFITS
                      WITH FUND INFORMATION (CONTINUED)

                        December 31, 1996 (Continued)



                                                        Fund Information (Continued)
                               --------------------------------------------------------------------------
                               ML Federal      ML Capital      ML Basic       ML Retirement     ML Global
                               Securities         Fund,          Value        Preservation      Holdings,
                                 Trust            Inc.           Fund             Trust            Inc.
                               ----------      ----------     ----------      -------------     ---------

Investments at fair value:
  Common stock ...........     $      --       $      --       $      --       $      --       $      --
  Other securities .......         645,236       4,531,774       3,057,100      22,758,005         601,585
Employer contributions
 receivable ..............          15,144         110,550         107,977         235,826            --
Cash .....................            --              --              --              --              --
                               -----------     -----------     -----------     -----------     -----------

  Net assets available for
   benefits ..............     $   660,380     $ 4,642,324     $ 3,165,077     $22,993,831     $   601,585
                               ===========     ===========     ===========     ===========     ===========



                                                  Fund Information (Continued)
                               -----------------------------------------------------------
                                   Common Stock Funds
                               ---------------------------
                                                 Dresser/         Cash
                                   NL            Tremont          Fund            Total
                               -----------     -----------     ---------       -----------

Investments at fair value:
  Common stock ...........     $ 2,388,253     $   491,385     $      --       $ 2,879,638
  Other securities .......            --              --              --        35,294,815
Employer contributions
 receivable ..............          46,967            --              --           716,777
Cash .....................            --              --             5,608           5,608
                               -----------     -----------     -----------     -----------

  Net assets available for
   benefits ..............     $ 2,435,220     $   491,385     $     5,608     $38,896,838
                               ===========     ===========     ===========     ===========


                             NL INDUSTRIES, INC.
                           RETIREMENT SAVINGS PLAN

              STATEMENTS OF NET ASSETS AVAILABLE FOR BENEFITS
                     WITH FUND INFORMATION (CONTINUED)

                              December 31, 1997


                                                            Fund Information
                                       --------------------------------------------------------
                                                                         AIM
                                       MFS Emerging    Templeton     International    AIM Value
                                       Growth Fund     World Fund     Equity Fund       Fund
                                       ------------    ----------    -------------   ----------

Investments at fair value:
  Common stock ....................     $     --       $     --       $     --       $     --
  Other securities ................      1,752,287      1,709,815        358,685      2,339,828
Employer contributions receivable .        124,285         73,966         63,591        109,733
Cash ..............................           --             --             --             --
                                        ----------     ----------     ----------     ----------

  Net assets available for benefits     $1,876,572     $1,783,781     $  422,276     $2,449,561
                                        ==========     ==========     ==========     ==========


                                                     Fund Information
                                      ------------------------------------------
                                                                     ML Global
                                      MFS Government    ML Equity    Allocation
                                      Securities Fund  Index Trust   Fund, Inc.
                                      ---------------  -----------   -----------

Investments at fair value:
  Common stock ....................     $     --       $     --       $     --
  Other securities ................        412,430      1,471,539        581,012
Employer contributions receivable .         23,007         99,692         49,464
Cash ..............................           --             --             --
                                        ----------     ----------     ----------

  Net assets available for benefits     $  435,437     $1,571,231     $  630,476
                                        ==========     ==========     ==========


                             NL INDUSTRIES, INC.
                           RETIREMENT SAVINGS PLAN

             STATEMENTS OF NET ASSETS AVAILABLE FOR BENEFITS
                   WITH FUND INFORMATION (CONTINUED)

                        December 31, 1997 (Continued)

                                                      Fund Information (Continued)
                               ----------------------------------------------------------------------------

                               ML Federal      ML Capital      ML Basic       ML Retirement       ML Global
                               Securities         Fund,          Value        Preservation        Holdings,
                                 Trust            Inc.           Fund             Trust              Inc.
                               ----------      ----------     ----------      -------------       ---------

Investments at fair value:
  Common stock ...........     $      --       $      --       $      --       $      --       $      --
  Other securities .......         559,444       5,280,559       4,553,826      18,770,319         572,120
Employer contributions
 receivable ..............          44,877         226,750         233,642         425,833             431
Cash .....................            --              --              --              --              --
                               -----------     -----------     -----------     -----------     -----------
  Net assets available for
   benefits ..............     $   604,321     $ 5,507,309     $ 4,787,468     $19,196,152     $   572,551
                               ===========     ===========     ===========     ===========     ===========


                                              Fund Information (Continued)
                               -----------------------------------------------------------
                                  Common Stock Funds
                               ---------------------------
                                                 Dresser/          Cash
                                   NL            Tremont           Fund           Total
                               -----------     -----------     -----------     -----------

Investments at fair value:
  Common stock ...........     $ 2,922,905     $   641,313     $      --       $ 3,564,218
  Other securities .......            --              --              --        38,361,864
Employer contributions
 receivable ..............         119,072            --              --         1,594,343
Cash .....................            --              --            67,673          67,673
                               -----------     -----------     -----------     -----------
  Net assets available for
   benefits ..............     $ 3,041,977     $   641,313     $    67,673     $43,588,098
                               ===========     ===========     ===========     ===========



                See accompanying notes to financial statements.
                                    F-6

                             NL INDUSTRIES, INC.
                           RETIREMENT SAVINGS PLAN

STATEMENTS OF CHANGES IN NET ASSETS AVAILABLE FOR BENEFITS WITH FUND INFORMATION

                         Year ended December 31, 1996

                                                             Fund Information
                                      -------------------------------------------------------------
                                                                           AIM
                                      MFS Emerging      Templeton      International     AIM Value
                                      Growth Fund       World Fund      Equity Fund        Fund
                                      ------------      -----------    -------------    -----------

Investment income:
  Dividend income:
    NL Industries, Inc. ..........     $      --        $      --       $      --       $      --
    Dresser Corporation ..........            --               --              --              --
    Other ........................          12,370           31,535          10,357          34,248
  Interest income ................            --               --              --              --
                                       -----------      -----------     -----------     -----------

  Total investment income ........          12,370           31,535          10,357          34,248
                                       -----------      -----------     -----------     -----------

Net appreciation (depreciation) in
 the fair value of investments ...         (20,966)          10,822          20,990          38,049
                                       -----------      -----------     -----------     -----------

Contributions:
  Participants ...................          66,794           41,172          36,106          50,186
  Employer .......................          51,737           34,693          23,202          33,185
                                       -----------      -----------     -----------     -----------

  Total contributions ............         118,531           75,865          59,308          83,371
                                       -----------      -----------     -----------     -----------

  Total income and contributions .         109,935          118,222          90,655         155,668
                                       -----------      -----------     -----------     -----------

Net interfund transfers ..........       1,001,104          393,871         338,741         606,950
                                       -----------      -----------     -----------     -----------

Distributions:
  Benefit payments ...............           5,726              928             520           4,006
  Less forfeitures ...............            --               --              --              --
                                       -----------      -----------     -----------     -----------

  Total distributions ............           5,726              928             520           4,006
                                       -----------      -----------     -----------     -----------

Net change in net assets available
 for benefits ....................       1,105,313          511,165         428,876         758,612

Net assets available for benefits:
  Beginning of year ..............            --               --              --              --
                                       -----------      -----------     -----------     -----------

  End of year ....................     $ 1,105,313      $   511,165     $   428,876     $   758,612
                                       ===========      ===========     ===========     ===========


                                                    Fund Information
                                      --------------------------------------------
                                                                       ML Global
                                     MFS Government    ML Equity       Allocation
                                     Securities Fund  Index Trust      Fund, Inc.
                                     ---------------  ------------     -----------


Investment income:
  Dividend income:
    NL Industries, Inc. ..........     $      --       $      --       $      --
    Dresser Corporation ..........            --              --              --
    Other ........................           7,284            --            39,571
  Interest income ................            --              --              --
                                       -----------     -----------     -----------

  Total investment income ........           7,284            --            39,571
                                       -----------     -----------     -----------

Net appreciation (depreciation) in
 the fair value of investments ...           4,759          37,376          (3,987)
                                       -----------     -----------     -----------

Contributions:
  Participants ...................          22,970          30,581          30,082
  Employer .......................          11,014          21,451          25,031
                                       -----------     -----------     -----------

  Total contributions ............          33,984          52,032          55,113
                                       -----------     -----------     -----------

  Total income and contributions .          46,027          89,408          90,697
                                       -----------     -----------     -----------

Net interfund transfers ..........         181,284         282,463         413,140
                                       -----------     -----------     -----------

Distributions:
  Benefit payments ...............             604           4,041             912
  Less forfeitures ...............            --              --              --
                                       -----------     -----------     -----------

  Total distributions ............             604           4,041             912
                                       -----------     -----------     -----------

Net change in net assets available
 for benefits ....................         226,707         367,830         502,925

Net assets available for benefits:
  Beginning of year ..............            --              --              --
                                       -----------     -----------     -----------

  End of year ....................     $   226,707     $   367,830     $   502,925
                                       ===========     ===========     ===========


                             NL INDUSTRIES, INC.
                           RETIREMENT SAVINGS PLAN

          STATEMENTS OF CHANGES IN NET ASSETS AVAILABLE FOR BENEFITS
                     WITH FUND INFORMATION (CONTINUED)

                   Year ended December 31, 1996 (Continued)


                                                                    Fund Information (Continued)
                                       ------------------------------------------------------------------------------------
                                       ML Federal        ML Capital          ML Basic        ML Retirement      ML Global
                                       Securities           Fund,              Value          Preservation      Holdings,
                                          Trust             Inc.               Fund              Trust             Inc.
                                       ------------      ------------      ------------      -------------     ------------

Investment income:
  Dividend income:
    NL Industries, Inc. ..........     $       --        $       --        $       --        $       --        $       --
    Dresser Corporation ..........             --                --                --                --                --
    Other ........................           43,822           433,519           207,450              --              36,615
  Interest income ................             --                --                --           1,416,181              --
                                       ------------      ------------      ------------      ------------      ------------

  Total investment income ........           43,822           433,519           207,450         1,416,181            36,615
                                       ------------      ------------      ------------      ------------      ------------

Net appreciation
 (depreciation) in the
 fair value of investments .......          (13,887)           75,626           235,047              --              51,115
                                       ------------      ------------      ------------      ------------      ------------

Contributions:
  Participants ...................           44,756           265,066           267,891           423,904            44,852
  Employer .......................           15,144           110,550           107,977           235,826              --
                                       ------------      ------------      ------------      ------------      ------------

  Total contributions ............           59,900           375,616           375,868           659,730            44,852
                                       ------------      ------------      ------------      ------------      ------------

  Total income and
   contributions .................           89,835           884,761           818,365         2,075,911           132,582
                                       ------------      ------------      ------------      ------------      ------------

Net interfund transfers ..........          (52,291)         (280,470)          (46,618)       (1,865,472)         (310,057)
                                       ------------      ------------      ------------      ------------      ------------

Distributions:
  Benefit payments ...............           35,324           287,695            45,697         1,874,490             7,233
  Less forfeitures ...............             --                --                --              (3,957)             --
                                       ------------      ------------      ------------      ------------      ------------

  Total distributions ............           35,324           287,695            45,697         1,870,533             7,233
                                       ------------      ------------      ------------      ------------      ------------

Net change in net assets
 available for benefits ..........            2,220           316,596           726,050        (1,660,094)         (184,708)

Net assets available for benefits:
  Beginning of year ..............          658,160         4,325,728         2,439,027        24,653,925           786,293
                                       ------------      ------------      ------------      ------------      ------------

  End of year ....................     $    660,380      $  4,642,324      $  3,165,077      $ 22,993,831      $    601,585
                                       ============      ============      ============      ============      ============


                                                                    Fund Information (Continued)
                                       -----------------------------------------------------------------
                                             Common Stock Funds
                                       ------------------------------
                                                           Dresser/            Cash
                                             NL            Tremont             Fund             Total
                                       ------------      ------------      ------------     ------------
Investment income:
  Dividend income:
    NL Industries, Inc. ..........     $     68,389      $       --        $       --       $     68,389
    Dresser Corporation ..........             --               8,595              --              8,595
    Other ........................             --                --                --            856,771
  Interest income ................             --                --               1,579        1,417,760
                                       ------------      ------------      ------------     ------------

  Total investment income ........           68,389             8,595             1,579        2,351,515
                                       ------------      ------------      ------------     ------------

Net appreciation
 (depreciation) in the
 fair value of investments .......         (180,690)          142,421              --            396,675
                                       ------------      ------------      ------------     ------------

Contributions:
  Participants ...................          138,757              --                --          1,463,117
  Employer .......................           46,967              --                --            716,777
                                       ------------      ------------      ------------     ------------

  Total contributions ............          185,724              --                --          2,179,894
                                       ------------      ------------      ------------     ------------

  Total income and
   contributions .................           73,423           151,016             1,579        4,928,084
                                       ------------      ------------      ------------     ------------

Net interfund transfers ..........         (621,540)          (41,105)             --               --
                                       ------------      ------------      ------------     ------------

Distributions:
  Benefit payments ...............           78,802            10,545              --          2,356,523
  Less forfeitures ...............             --                --                --             (3,957)
                                       ------------      ------------      ------------     ------------

  Total distributions ............           78,802            10,545              --          2,352,566
                                       ------------      ------------      ------------     ------------

Net change in net assets
 available for benefits ..........         (626,919)           99,366             1,579        2,575,518

Net assets available for benefits:
  Beginning of year ..............        3,062,139           392,019             4,029       36,321,320
                                       ------------      ------------      ------------     ------------

  End of year ....................     $  2,435,220      $    491,385      $      5,608     $ 38,896,838
                                       ============      ============      ============     ============


                             NL INDUSTRIES, INC.
                           RETIREMENT SAVINGS PLAN

       STATEMENTS OF CHANGES IN NET ASSETS AVAILABLE FOR BENEFITS
                  WITH FUND INFORMATION (CONTINUED)

                         Year ended December 31, 1997


                                                        Fund Information
                                      --------------------------------------------------------------
                                                                            AIM
                                      MFS Emerging       Templeton       International     AIM Value
                                      Growth Fund        World Fund       Equity Fund        Fund
                                      ------------       ----------     --------------    ----------

Investment income:
  Dividend income:
    Dresser Corporation ..........     $      --        $      --        $      --        $      --
    Other ........................          16,432          194,010             --            236,781
  Interest income ................            --               --               --               --
                                       -----------      -----------      -----------      -----------

  Total investment income ........          16,432          194,010             --            236,781
                                       -----------      -----------      -----------      -----------

Net appreciation (depreciation) in
 the fair value of investments ...         233,438          (31,852)          22,165           (8,813)
                                       -----------      -----------      -----------      -----------

Contributions:
  Participants ...................         169,064           89,722           70,688           91,659
  Employer .......................         124,450           74,021           63,646          109,788
                                       -----------      -----------      -----------      -----------

  Total contributions ............         293,514          163,743          134,334          201,447
                                       -----------      -----------      -----------      -----------

  Total income and contributions .         543,384          325,901          156,499          429,415
                                       -----------      -----------      -----------      -----------

Net interfund transfers ..........         260,066          974,423         (120,241)       1,296,437
                                       -----------      -----------      -----------      -----------

Distributions:
  Benefit payments ...............          32,384           27,722           42,872           34,962
  Less forfeitures ...............            (193)             (14)             (14)             (59)
                                       -----------      -----------      -----------      -----------

  Total distributions ............          32,191           27,708           42,858           34,903
                                       -----------      -----------      -----------      -----------

Net change in net assets available
 for benefits ....................         771,259        1,272,616           (6,600)       1,690,949

Net assets available for benefits:
  Beginning of year ..............       1,105,313          511,165          428,876          758,612
                                       -----------      -----------      -----------      -----------

  End of year ....................     $ 1,876,572      $ 1,783,781      $   422,276      $ 2,449,561
                                       ===========      ===========      ===========      ===========


                                                        Fund Information
                                      ----------------------------------------------
                                                                         ML Global
                                      MFS Government    ML Equity        Allocation
                                      Securities Fund   Index Trust      Fund, Inc.
                                      ---------------   -----------      -----------

Investment income:
  Dividend income:
    Dresser Corporation ..........     $      --        $      --        $      --
    Other ........................          16,123             --             74,407
  Interest income ................            --               --               --
                                       -----------      -----------      -----------

  Total investment income ........          16,123             --             74,407
                                       -----------      -----------      -----------

Net appreciation (depreciation) in
 the fair value of investments ...           7,213          271,995          (20,570)
                                       -----------      -----------      -----------

Contributions:
  Participants ...................          42,494          119,406           58,203
  Employer .......................          23,171           99,802           49,627
                                       -----------      -----------      -----------

  Total contributions ............          65,665          219,208          107,830
                                       -----------      -----------      -----------

  Total income and contributions .          89,001          491,203          161,667
                                       -----------      -----------      -----------

Net interfund transfers ..........         132,763          740,130           27,597
                                       -----------      -----------      -----------

Distributions:
  Benefit payments ...............          13,044           28,066           61,842
  Less forfeitures ...............             (10)            (134)            (129)
                                       -----------      -----------      -----------

  Total distributions ............          13,034           27,932           61,713
                                       -----------      -----------      -----------

Net change in net assets available
 for benefits ....................         208,730        1,203,401          127,551

Net assets available for benefits:
  Beginning of year ..............         226,707          367,830          502,925
                                       -----------      -----------      -----------

  End of year ....................     $   435,437      $ 1,571,231      $   630,476
                                       ===========      ===========      ===========


                             NL INDUSTRIES, INC.
                           RETIREMENT SAVINGS PLAN

        STATEMENTS OF CHANGES IN ASSETS AVAILABLE FOR BENEFITS
                 WITH FUND INFORMATION (CONTINUED)

                   Year ended December 31, 1997 (Continued)

                                                                    Fund Information (Continued)
                                       ------------------------------------------------------------------------------------
                                        ML Federal         ML Capital        ML Basic        ML Retirement       ML Global
                                        Securities            Fund,           Value          Preservation        Holdings,
                                          Trust               Inc.             Fund             Trust              Inc.
                                       ------------      ------------      ------------      ------------      ------------

Investment income:
  Dividend income:
    Dresser Corporation ..........     $       --        $       --        $       --        $       --        $       --
    Other ........................           57,617           446,830           332,407              --              67,211
  Interest income ................             --                --                --           1,295,411              --
                                       ------------      ------------      ------------      ------------      ------------

  Total investment income ........           57,617           446,830           332,407         1,295,411            67,211
                                       ------------      ------------      ------------      ------------      ------------

Net appreciation
 (depreciation) in the
 fair value of investments .......           21,707           515,983           625,862              --             (28,063)
                                       ------------      ------------      ------------      ------------      ------------

Contributions:
  Participants ...................           45,653           191,718           191,096           321,954              --
  Employer .......................           45,039           229,886           236,587           426,045              --
                                       ------------      ------------      ------------      ------------      ------------

  Total contributions ............           90,692           421,604           427,683           747,999              --
                                       ------------      ------------      ------------      ------------      ------------

  Total income and
   contributions .................          170,016         1,384,417         1,385,952         2,043,410            39,148
                                       ------------      ------------      ------------      ------------      ------------

Net interfund transfers ..........         (215,293)         (216,751)          342,202        (3,048,845)          (64,341)
                                       ------------      ------------      ------------      ------------      ------------

Distributions:
  Benefit payments ...............           11,049           303,714           106,654         2,793,481             3,841
  Less forfeitures ...............             (267)           (1,033)             (891)           (1,237)             --
                                       ------------      ------------      ------------      ------------      ------------

  Total distributions ............           10,782           302,681           105,763         2,792,244             3,841
                                       ------------      ------------      ------------      ------------      ------------

Net change in net assets
 available for benefits ..........          (56,059)          864,985         1,622,391        (3,797,679)          (29,034)

Net assets available for benefits:
  Beginning of year ..............          660,380         4,642,324         3,165,077        22,993,831           601,585
                                       ------------      ------------      ------------      ------------      ------------

  End of year ....................     $    604,321      $  5,507,309      $  4,787,468      $ 19,196,152      $    572,551
                                       ============      ============      ============      ============      ============



                                                      Fund Information (Continued)
                                       ----------------------------------------------------------------
                                              Common Stock Funds
                                       ------------------------------
                                                            Dresser/           Cash
                                            NL              Tremont            Fund             Total
                                       ------------      ------------      ------------     ------------

Investment income:
  Dividend income:
    Dresser Corporation ..........     $       --        $      8,817      $       --       $      8,817
    Other ........................             --                --               3,213        1,445,031
  Interest income ................             --                --                --          1,295,411
                                       ------------      ------------      ------------     ------------

  Total investment income ........             --               8,817             3,213        2,749,259
                                       ------------      ------------      ------------     ------------

Net appreciation
 (depreciation) in the
 fair value of investments .......          626,051           176,448              --          2,411,564
                                       ------------      ------------      ------------     ------------

Contributions:
  Participants ...................           91,379              --                --          1,483,036
  Employer .......................          119,073              --                --          1,601,135
                                       ------------      ------------      ------------     ------------

  Total contributions ............          210,452              --                --          3,084,171
                                       ------------      ------------      ------------     ------------

  Total income and
   contributions .................          836,503           185,265             3,213        8,244,994
                                       ------------      ------------      ------------     ------------

Net interfund transfers ..........         (164,438)           (2,561)           58,852             --
                                       ------------      ------------      ------------     ------------

Distributions:
  Benefit payments ...............           65,395            32,776              --          3,557,802
  Less forfeitures ...............              (87)             --                --             (4,068)
                                       ------------      ------------      ------------     ------------

  Total distributions ............           65,308            32,776              --          3,553,734
                                       ------------      ------------      ------------     ------------

Net change in net assets
 available for benefits ..........          606,757           149,928            62,065        4,691,260

Net assets available for benefits:
  Beginning of year ..............        2,435,220           491,385             5,608       38,896,838
                                       ------------      ------------      ------------     ------------

  End of year ....................     $  3,041,977      $    641,313      $     67,673     $ 43,588,098
                                       ============      ============      ============     ============


                See accompanying notes to financial statements.
                                    F-10

                             NL INDUSTRIES, INC.
                           RETIREMENT SAVINGS PLAN

                        NOTES TO FINANCIAL STATEMENTS


Note 1 - Summary of significant accounting policies:

      The financial  statements of the NL Industries,  Inc.  Retirement  Savings
Plan (the "Plan") have been prepared in accordance with generally accepted accounting principles. The following is a summary of the significant accounting policies followed by the Plan.

Investments

      Investments are recorded at fair value based upon the quoted market price reported on the last trading day of the period for those securities listed on a national securities exchange. Listed securities for which no sale was reported on that date are valued at the mean between the last reported bid and ask prices. Short-term investments are stated at fair value.

      Purchases and sales of investments are reflected on a trade-date basis. Gains or losses on sales of securities are based on average cost. The Plan presents in the statements of changes in net assets available for plan benefits the net appreciation (depreciation) in the fair value of its investments which consists of the realized gains or losses and the unrealized appreciation (depreciation) on those investments.

Contributions

      Contributions from employees are recorded in the period the employer makes payroll deductions from Plan participants. Employer contributions, if any, are accrued at the end of each year and are received in the subsequent year.

Investment income

      Income from investments is recorded as earned on an accrual basis. Dividend income is recorded at the ex-dividend date.

Termination of Plan

      Although it has not expressed any intent to do so, NL Industries, Inc. has the right under the Plan to discontinue contributions and to terminate the Plan at any time subject to penalties set forth in the Employee Retirement Income Security Act of 1974 ("ERISA"). In the event of such a discontinuance or termination of the Plan, the net assets of the Plan would be allocated to the Plan participants as prescribed by the Plan document, ERISA, and the Internal Revenue Code.

Note 2 - Plan description:

      The Plan's principal objective is to provide eligible employees of NL Industries, Inc. and its Subsidiaries (the "Company") with a convenient way to save on a regular and long-term basis. The majority of the Company's U.S. employees are eligible to voluntarily participate in the Plan after six months of employment. At December 31, 1997 there were 288 active participants (participants currently employed by the Company) and 728 total participants. Active participants may make basic contributions of between 0% and 8% of their eligible compensation. Basic contributions may consist of a combination of pre-tax and after-tax earnings. Generally, pre-tax contributions are excluded from the employee's taxable income until they are distributed. Eligible employees that have elected to make the maximum basic contribution of 8% may also make a supplemental pre-tax or after-tax contribution of between 1% and 4% of their eligible compensation.

      In accordance with the Tax Reform Act of 1986, participants are limited in the amount of salary reduction contributions which they may make to the Plan under Section 402(g) of the Internal Revenue Code ($9,500 annual maximum for 1997). Highly compensated participants may be required to adjust the amount of their contributions in order to permit the Plan to satisfy the nondiscrimination requirements of Sections 401(k) and 401(m) of the Internal Revenue Code.

      The Company contributes a discretionary amount of matching contributions, determined annually, based upon the attainment of certain operating income target levels approved by the Management, Development and Compensation Committee of the Board of Directors of the Company. The employer match applies only to the employee's basic contributions.

      On March 31, 1996 the defined benefit plan for salaried employees of NL Industries, Inc. was amended and the pension benefits frozen for the majority of the Company's U.S. employees. Effective April 1, 1996 every employee who is eligible to participate in the Plan will receive an annual contribution to their investment account of 3% of their eligible compensation, subject to IRS limitations on eligible compensation, which currently is $160,000. The Company will make this contribution for each eligible employee regardless of whether the employee elects to otherwise participate in the Plan. This contribution is in addition to the Company's discretionary matching contribution described above.

      Employer contributions are fully vested upon death, retirement, or disability, as provided in the Plan. A participant with less than three years of service is 0% vested in employer contributions, 50% vested following three years of service, 75% vested following four years of service and fully vested in all employer contributions following five years of service. Forfeitures of employer contributions may occur if a participant terminates employment prior to the full vesting period or if a participant or beneficiary, to whom a distribution is payable, cannot be located within five years of the date on which such distribution became payable. Amounts forfeited are used in the following order:
(i) to restore the accounts of reemployed participants, (ii) to restore the accounts of participants or beneficiaries who apply for forfeited benefits, and
(iii) to reduce employer contributions.

      Merrill Lynch Trust Company ("Merrill Lynch" or "ML") serves as trustee for the Plan.

      Employees may elect to have their own contributions invested in one or more funds, whose investment objectives are as follows:


                                                                    Number of
                                                                 participants at
                                                                   December 31,
                                                                ----------------
                                                                1996        1997
                                                                ----        ----

Merrill Lynch Retirement Preservation Trust - managed           368        350
with the objective of providing preservation of capital, liquidity and current income through investments primarily in Guaranteed Investment Contracts.

Merrill Lynch Basic Value Fund, Inc. - Class A Shares -         163        184
managed with the objective of seeking capital appreciation and, secondarily, income.

Merrill Lynch Federal Securities Trust - Class D Shares -        82         97
managed with the objective of seeking a high current return through investments in U.S. government and government agency securities.

Merrill Lynch Capital Fund, Inc. - Class A Shares -             184        200
managed with the objective of seeking the highest total investment return consistent with prudent risk, investing in equity, debt and convertible securities.

Merrill Lynch Global Holdings, Inc. - Class A Shares -           59         52
managed with the objective of seeking the highest total investment return consistent with prudent risk through world-wide investment in an internationally diversified portfolio of securities.

NL Stock Fund - invested in NL common stock.                    500        478

MFS Emerging Growth Fund - Class A Shares - managed with        104        121
the objective of providing long-term growth of capital by investing primarily in common stocks of small and medium-sized companies that are early in their life cycle but which have the potential to become major enterprises.

Templeton World Fund - Class I Shares - managed with the         78         98
objective of seeking long-term capital growth by investing in securities of companies or governments located throughout the world. The fund's portfolio is invested in securities of both U.S. and foreign issuers.

                                                                    Number of
                                                                 participants at
                                                                   December 31,
                                                                ----------------
                                                                1996        1997
                                                                ----        ----

AIM International Equity Fund - Class A Shares - managed         70         73
with the objective of seeking long-term return of capital by investing in a diversified portfolio of international equity securities.

AIM Value Fund - Class A Shares - managed with the               90        111
objective of achieving long-term growth of capital by investing primarily in equity securities judged to be undervalued relative to appraisals of the current or projected earnings of the companies issuing the securities, or relative to current market values of assets owned by the companies issuing the securities or relative to the equity market generally. Income is a secondary objective.

MFS Government Securities Fund - Class A Shares - managed        49         49
with the objective of providing current income and preservation of principal by investing in Government
Securities and by investing in obligations that are fully collateralized or otherwise fully secured by Government
Securities.

Merrill Lynch Equity Index Trust - managed with the              67         87
objective of approximating the total return of the Standard & Poor's 500 Composite Stock Index. This index is a means to measure the performance of a broad base of large U.S. corporations.

Merrill Lynch Global Allocation Fund, Inc. - Class A             75         78
Shares - managed with the objective of seeking a high
total  investment   return,   consistent  with  the
prudent  risk,   through  a fully-managed investment
policy utilizing United States and foreign equity, debt and money market securities the combination of which will be varied from time to time both with respect to types of securities and markets in response to changing market and economic trends.

      In addition to the funds listed above, the Dresser/Tremont Stock Fund holds investments in Dresser Industries for 47 participants and Tremont Corporation common stock for 40 participants. Contributions or transfers into the Dresser/Tremont Stock Fund are no longer allowed. On March 31, 1996, investments in the Merrill Lynch Global Holdings fund were frozen and only transfers out of this fund are permitted. Prior to March 31, 1996, employee contributions to the fund were permitted; however, no employer matching contributions were made in 1996 to this fund.

      Prior to the investment in securities of a type consistent with the objectives of any fund, cash may be temporarily invested in securities with maturities of less than one year issued or guaranteed by the U.S. government or any agency or instrumentality thereof or deposited in a bank savings account.

      Interfund transfers may be made daily, except that only one transfer per participant per quarter may affect amounts in the NL Stock Fund. Only one transfer is permitted out of the Dresser/Tremont Stock Fund which must be a transfer of the total value of the participant's account in that fund.

      Distributions to employees may occur during active service or upon termination and under prescribed circumstances. Distributions may be in the form of lump sums, installments, annuities, or combinations thereof, or distributions of employer securities.

      The Company bears the responsibility of all administrative expenses of the Plan.

Note 3 - Investments:

      The historical cost and fair value of each of the investments at December 31, 1996 and 1997 were as follows:

                                                         1996                            1997
                                              ---------------------------     ---------------------------
                                               Historical                       Historical
Fund description                                 cost         Fair value          cost         Fair value
----------------                              -----------     -----------     -----------     -----------

Merrill Lynch Retirement Preservation
 Trust ..................................     $22,758,005     $22,758,005     $18,770,319     $18,770,319

Merrill Lynch Basic Value Fund, Inc. -
 Class A Shares .........................       2,564,065       3,057,100       3,490,890       4,553,826

Merrill Lynch Federal Securities Trust -
 Class D Shares .........................         648,231         645,236         552,463         559,444

Merrill Lynch Capital Fund, Inc. -
 Class A Shares .........................       4,043,712       4,531,774       4,381,559       5,280,559

Merrill Lynch Global Holdings, Inc. -
 Class A Shares .........................         550,799         601,585         555,820         572,120

MFS Emerging Growth Fund - Class A Shares       1,059,235       1,053,576       1,534,538       1,752,287

Templeton World Fund - Class I Shares ...         465,233         476,472       1,740,237       1,709,815

AIM International Equity Fund - Class A
 Shares .................................         386,506         405,674         332,296         358,685

AIM Value Fund - Class A Shares .........         686,839         725,427       2,314,305       2,339,828

MFS Government Securities Fund - Class A
 Shares .................................         210,926         215,693         400,192         412,430

Merrill Lynch Equity Index Trust ........         309,021         346,379       1,179,269       1,471,539

Merrill Lynch Global Allocation Fund,
 Inc. - Class A Shares ..................         481,896         477,894         605,829         581,012

NL Stock Fund ...........................       2,790,711       2,388,253       2,768,830       2,922,905

Dresser/Tremont Stock Fund:
  Dresser Common Stock ..................         138,847         392,719         130,237         510,016
  Tremont Common Stock ..................          22,601          98,666          20,693         131,297
                                              -----------     -----------     -----------     -----------

                                              $37,116,627     $38,174,453     $38,777,477     $41,926,082
                                              ===========     ===========     ===========     ===========

      At June 22, 1998, the market value of the shares of NL, Dresser and Tremont stock held at December 31, 1997 was $3,901,674, $522,927 and $135,524,
respectively.

Concentration of credit risk

      During the first quarter of 1996, the Plan's assets were invested principally with investment funds managed by Merrill Lynch and common stock of NL, Dresser and Tremont. Beginning April 1, 1996 seven new funds were added including two that are managed by Merrill Lynch. Each of the other five funds are managed by either i) Massachusetts Financial Services ("MFS"), ii) AIM Advisors, Inc., or iii) Templeton Global Advisors Limited. At December 31, 1997, 76% of the Plan's investments were managed by Merrill Lynch.


Note 4 - Related party transactions:

      The NL Stock Fund and the Dresser/Tremont Stock Fund invest in the common stock of NL and Tremont. The activity of these securities for the years ended December 31, 1996 and 1997 was as follows:

                                                        Sales and
                                                      distributions,    Realized
                                          Purchases      at cost          gain
                                          ---------   --------------    --------

Year ended December 31, 1996:
  NL common stock .................       $554,224       $749,643       $201,758
  Tremont common stock ............           --            3,215          8,893

Year ended December 31, 1997:
  NL common stock .................        407,357        429,237         70,581
  Tremont common stock ............           --            1,908          7,101


Note 5 - Tax status:

      The Plan, as amended, is designed to constitute a qualified trust under Sections 401(a) and 401(k) of the Internal Revenue Code of 1986, as amended (the "Code"); as such the Plan is exempt from federal income tax, and amounts contributed by the Company will not be taxed to the participant until the participant receives a distribution from the Plan.

      The Plan has received a favorable determination as of March 5, 1998, indicating it is a "Qualified Plan" under the requirements of Sections 401(a) and 401(k) of the Code and is qualified for favorable tax treatment.

Note 6 - Subsequent Event:

      The specialty chemical business of Rheox, Inc., a wholly-owned subsidiary of the Company, was sold to Elementis plc for $465 million in January 1998, including $20 million attributable to a five-year agreement by the Company not to compete in the rheological products business. At December 31, 1997 68% of the active participants in the Plan were Rheox employees.

                            SUPPLEMENTAL SCHEDULES

                 NL INDUSTRIES, INC. RETIREMENT SAVINGS PLAN

          ITEM 27a - SCHEDULE OF ASSETS HELD FOR INVESTMENT PURPOSES

                              December 31, 1997

                    Employer Identification No. 13-5267260

                                 Plan No. 003




                                                        Cost       Fair value
                                                     -----------   -----------

   Merrill Lynch Retirement Preservation Trust       $18,770,319   $18,770,319

   Merrill Lynch Basic Value Fund, Inc. -
    Class A shares                                     3,490,890     4,553,826

   Merrill Lynch Federal Securities Trust -
    Class D Shares                                       552,463       559,444

   Merrill Lynch Capital Fund, Inc. -
    Class A shares                                     4,381,559     5,280,559

   Merrill Lynch Global Holdings, Inc. -
    Class A shares                                       555,820       572,120

   MFS Emerging Growth Fund - Class A Shares           1,534,538     1,752,287

   Templeton World Fund - Class I Shares               1,740,237     1,709,815

   AIM International Equity Fund - Class A Shares        332,296       358,685

   AIM Value Fund - Class A Shares                     2,314,305     2,339,828

   MFS Government Securities Fund - Class A Shares       400,192       412,430

   Merrill Lynch Equity Index Trust                    1,179,269     1,471,539

   Merrill Lynch Global Allocation Fund, Inc.-
    Class A Shares                                       605,829       581,012

*  NL Stock Fund - Common Stock                        2,768,830     2,922,905

   Dresser/Tremont Stock Fund - Common Stock:
     Dresser Industries                                  130,237       510,016
*    Tremont Corporation                                  20,693       131,297
                                                     -----------   -----------

                                                     $38,777,477   $41,926,082
                                                     ===========   ===========

Note: Cost is determined based on historical cost. Gains and losses on sales of investments are calculated based on average cost.

*  Investment in a "Party-in-interest" entity, as defined by ERISA.

                             NL INDUSTRIES, INC.

                           RETIREMENT SAVINGS PLAN

                ITEM 27d - SCHEDULE OF REPORTABLE TRANSACTIONS

                         Year ended December 31, 1997

                    Employer Identification No. 13-5267260

                                 Plan No. 003


                                                                                                            Fair value
                                                                                                            of asset on
                                     Number of       Purchase          Selling            Cost of           transaction     Net gain
Description of Asset               Transactions       price             price              asset               date          (loss)
--------------------               ------------      --------          -------            -------           -----------     --------

Merrill Lynch Retirement
 Preservation Trust:
  Purchases ............                129         $2,172,387         $     --           $2,172,387         $2,172,387        $--
  Sales ................                108               --            6,160,073          6,160,073          6,160,073         --



                                                                     EXHIBIT I




                      CONSENT OF INDEPENDENT ACCOUNTANTS



We consent to the incorporation by reference in the:

  (i) Registration Statement No. 2-98713 on Form S-8 and related Prospectus with respect to the 1985 Long Term Performance Incentive Plan of NL Industries, Inc.;

  (ii) Registration Statement No. 33-25913 on Form S-8 and related Prospectus with respect to the Savings Plan for Employees of NL Industries, Inc.;

  (iii) Registration Statement No. 33-29287 on Form S-8 and related Prospectus, as amended, with respect to the 1989 Long Term Performance Incentive Plan of NL Industries, Inc.; and

  (iv) Registration Statement No. 33-48145 on Form S-8 and related Prospectus with respect to the 1992 Non-Employee Director Stock Option Plan of NL Industries, Inc.

of our report which is dated June 22, 1998, on our audits of the statements of net assets available for benefits of the NL Industries, Inc. Retirement Savings Plan as of December 31, 1996 and 1997 and the related statements of changes in net assets available for benefits for the years then ended, which report is included in this Annual Report on Form 11-K.







                                    Coopers & Lybrand L.L.P.





Houston, Texas
June 22, 1998